UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2014

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma	73102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 429-5500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement

On November 14, 2014, SandRidge Energy, Inc. (the “Company”), Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other Lenders party to the Third Amended and Restated Credit Agreement, dated as of October 22, 2014 (the “Credit Agreement”), agreed to amend the Credit Agreement and waive any Default that may have arisen under certain provisions of the Credit Agreement. Among other things, the amendment and waiver:

•	requires the Company to deliver, as soon as available, financial statements for the fiscal quarter ending September 30, 2014 prepared in accordance with GAAP that were to be delivered within 45 days after the end of the fiscal quarter;

•	requires the Company to deliver, on or prior to December 1, 2014, or such later date as agreed by the Company and the Administrative Agent, financial statements for the fiscal quarter ending September 30, 2014 that were to be delivered within 45 days after the end of the fiscal quarter and, to the extent of any adjustments that may be required as a result of the Company’s ongoing dialogue with the Staff of the Division of Corporation Finance of the U.S. Securities and Exchange Commission regarding previously accrued penalties, are not required to be prepared in accordance with GAAP; and

•	waives any Default that may have arisen under Sections 5.05, 5.15, 5.16, 6.01(a), 6.01(b), 6.03 or 6.09 of the Credit Agreement as a result of shifting previously accrued penalties to one or more prior accounting periods.

Terms capitalized above have the meaning given to them in the Credit Agreement.

The description above is a summary only and is qualified in its entirety by reference to Amendment No. 1 to the Credit Agreement and Waiver, dated as of November 14, 2014, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference in response to this item.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Amendment No. 1 to the Third Amended and Restated Credit Agreement and Waiver, dated as of November 14, 2014, among SandRidge Energy, Inc., Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other lenders party thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: November 19, 2014	By:	/s/ Eddie M. LeBlanc
Eddie M. LeBlanc
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Name of Exhibit

10.1	Amendment No. 1 to the Third Amended and Restated Credit Agreement and Waiver, dated as of November 14, 2014, among SandRidge Energy, Inc., Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other lenders party thereto